Exhibit 99.1

Global Net Lease Announces Tax Treatment of 2025 Dividends

NEW YORK – February 2, 2026 – Global Net Lease, Inc. (NYSE: GNL) (“GNL” or the “Company”) today announced the income tax classification of its dividends paid in 2025 for the Company’s common stock (“Common Stock”) and preferred stock (“Preferred Stock”). As detailed below, all dividends paid on GNL’s Common Stock and Preferred Stock for the tax year ended December 31, 2025 are classified as nondividend distributions (return of capital).

Common Stock (NYSE: GNL), CUSIP: 379378201 EIN: 45-2771978

			Box 1a Total	Box3	Form 1099 Box 5 Breakdown
Record Date	Payable Date	Total Distribution Per Share	Ordinary Dividends	Nondividend Distributions	Section 199A Dividends
1/13/2025	1/16/2025	$0.2750000	$-	$0.2750000	$-
4/11/2025	4/16/2025	$0.1900000	$-	$0.1900000	$-
7/11/2025	7/16/2025	$0.1900000	$-	$0.1900000	$-
10/13/2025	10/16/2025	$0.1900000	$-	$0.1900000	$-
	Total	$0.8450000	$-	$0.8450000	$-
	Percentage	100.000000%	0.000000%	100.000000%	0.000000%

Series A Cumulative Redeemable Preferred Stock (NYSE: GNL PRA), CUSIP: 379378300 EIN: 45-2771978

			Box 1a Total	Box3	Form 1099 Box 5 Breakdown
Record Date	Payable Date	Total Distribution Per Share	Ordinary Dividends	Nondividend Distributions	Section 199A Dividends
1/3/2025	1/15/2025	$0.4531250	$-	$0.4531250	$-
4/4/2025	4/15/2025	$0.4531250	$-	$0.4531250	$-
7/3/2025	7/15/2025	$0.4531250	$-	$0.4531250	$-
10/3/2025	10/15/2025	$0.4531250	$-	$0.4531250	$-
	Total	$1.8125000	$-	$1.8125000	$-
	Percentage	100.000000%	0.000000%	100.000000%	0.000000%

Series B Cumulative Redeemable Preferred Stock (NYSE: GNL PRB); CUSIP: 379378409 EIN: 45-2771978

			Box 1a Total	Box3	Form 1099 Box 5 Breakdown
Record Date	Payable Date	Total Distribution Per Share	Ordinary Dividends	Nondividend Distributions	Section 199A Dividends
1/3/2025	1/15/2025	$0.4296875	$-	$0.4296875	$-
4/4/2025	4/15/2025	$0.4296875	$-	$0.4296875	$-
7/3/2025	7/15/2025	$0.4296875	$-	$0.4296875	$-
10/3/2025	10/15/2025	$0.4296875	$-	$0.4296875	$-
	Total	$1.7187500	$-	$1.7187500	$-
	Percentage	100.000000%	0.000000%	100.000000%	0.000000%

GlobalNetLease.com	(323) 265-2020 | 650 Fifth Avenue, 30th Floor, New York, NY 10019

Series D Cumulative Redeemable Preferred Stock (NASDAQ: GNL.PRD); CUSIP: 379378508 EIN: 45-2771978

			Box 1a Total	Box3	Form 1099 Box 5 Breakdown
Record Date	Payable Date	Total Distribution Per Share	Ordinary Dividends	Nondividend Distributions	Section 199A Dividends
1/3/2025	1/15/2025	$0.4687500	$-	$0.4687500	$-
4/4/2025	4/15/2025	$0.4687500	$-	$0.4687500	$-
7/3/2025	7/15/2025	$0.4687500	$-	$0.4687500	$-
10/3/2025	10/15/2025	$0.4687500	$-	$0.4687500	$-
	Total	$1.8750000	$-	$1.8750000	$-
	Percentage	100.000000%	0.000000%	100.000000%	0.000000%

Series E Cumulative Redeemable Preferred Stock (NASDAQ: GNL.PRE); CUSIP: 379378607 EIN: 45-2771978

			Box 1a Total	Box3	Form 1099 Box 5 Breakdown
Record Date	Payable Date	Total Distribution Per Share	Ordinary Dividends	Nondividend Distributions	Section 199A Dividends
1/3/2025	1/15/2025	$0.4609375	$-	$0.4609375	$-
4/4/2025	4/15/2025	$0.4609375	$-	$0.4609375	$-
7/3/2025	7/15/2025	$0.4609375	$-	$0.4609375	$-
10/3/2025	10/15/2025	$0.4609375	$-	$0.4609375	$-
	Total	$1.8437500	$-	$1.8437500	$-
	Percentage	100.000000%	0.000000%	100.000000%	0.000000%

Holders of our Common Stock or Preferred Stock are encouraged to consult with their tax advisors as to their specific treatment of GNL dividends.

About Global Net Lease, Inc.

Global Net Lease, Inc. (NYSE: GNL) is a publicly traded internally managed real estate investment trust that focuses on acquiring and managing a global portfolio of income producing net lease assets across the U.S., and Western and Northern Europe. Additional information about GNL can be found on its website at www.globalnetlease.com.

Important Notice

The statements in this press release that are not historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks that any potential future acquisition or disposition by the Company, is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause the Company’s actual results to differ materially from those presented in the Company’s forward-looking statements are set forth in the “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and all of its other filings with the U.S. Securities and Exchange Commission, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Contacts:

Investor Relations

Email: investorrelations@globalnetlease.com

GlobalNetLease.com	(323) 265-2020 | 650 Fifth Avenue, 30th Floor, New York, NY 10019